1 Q1 Earnings Review April 26, 2011 Exhibit 99.2

2 Cautionary Notice: Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as "believe", "expect", "anticipate", "intend", "plan", "foresee", "may" ,"will" and other similar words. Statements that describe our Company's objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and used vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December 31, 2010. These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements.

3 Sonic Automotive Q1 2011 Quarter in Review Financial Results Operations Recap Summary and Outlook

4 Overall Results Grow the base business Operating Playbooks key to organic growth: Revenues up 19.2% New vehicle revenue up 26.0%, exceeding industry growth Used revenue up 15.1% F&I revenue up 21.9% Fixed Operations up 6.0% Own our dealerships: Purchased 5 additional properties Owned properties up to 18% of portfolio SG&A to Gross declined to 79.9% Income from continuing operations up 140.5% Q1 2011 diluted EPS from continuing operations was $0.27 per share, an increase of 125.0% from Q1 2010

Quarterly Results 5

6 SG&A - Q1 2011 310 bps Improvement (dollars in thousands)

Capital Spending 7 (amounts in millions)

Public Debt Maturities 8.625% Notes 5.0% Convertible Notes 9.0% Notes (due 2018) (amounts in millions)

9 Debt Covenants

New Retail Vehicles 10 Gross margin relatively stable sequentially Overall new vehicle gross profit continues to grow Increased volume driving F&I gross profit Up 18%

Japanese Brands Outlook April Vehicle inventories in good shape - Japanese brands' days supply was 45 days at 3/31/11 Expect no parts inventory issues Margins are increasing May Allocations will slow down; Inventory will get tighter Continue to increase used vehicle inventory Will impact new vehicle business beginning in mid-May June Will see an impact on new vehicle sales May impact other brands as well due to parts supply disruption Overall: Expect some new vehicle shortages in May & June Used: Increasing our days supply of nearly new / CPO vehicles Brand migration: May see some migration to other brands Demand: May see pent-up demand once inventory levels return What We're Doing Suspending all fleet deals No negative-level dealer trades No employee discounts Reducing new car advertising on these brands 11

12 Used Retail Vehicles All- Time Record

Fixed Operations YOY Sales Increase of $16.6M Gross Margin % was 49.3% at Q1 2011 13 All- Time Record All- Time Record

14 Summary Base business continues to grow New vehicle market share continues to increase Used retail vehicle volume and gross continue to grow at double-digit rates Fixed operations gross profit up for Q1 F&I benefitting from growth in new and used volume Used vehicle technology rollout begins in Q2 Playbook implementation continues

15 Outlook Core strategy is producing results Grow the base business Own our land and facilities Use cash flow to reduce debt Automotive retail industry continues its steady recovery Still tracking a 12.5 to 13 million SAAR Maintain continuing operations earnings guidance of $1.18 - $1.28 for FY 2011